                             WHOLESALING AGREEMENT

AGREEMENT dated as of October _________, 1999, by and between The Lincoln National Life Insurance Company ("Lincoln"), in its capacity as principal underwriter for one or more of its insurance and/or annuity separate accounts, and DELAWARE DISTRIBUTORS, L.P., a Delaware limited partnership (hereinafter referred to as "DELAWARE").

                                  WITNESSETH:

WHEREAS, Lincoln issues and sells certain variable annuity and variable life insurance contracts acting as its own principal underwriter for such contracts; and

WHEREAS, Lincoln and DELAWARE desire to establish an arrangement whereby DELAWARE will act as a wholesaler for such variable annuity contracts and variable life insurance contracts and, as such, will recruit business firms to distribute such contracts;

NOW, THEREFORE, in consideration of their mutual promises, Lincoln, and DELAWARE hereby agree as follows:

1.   DEFINITIONS

     a.    1933 ACT -- The Securities Act of 1933, as amended.

     b.    1934 ACT -- The Securities Exchange Act of 1934, as amended.

     c.    1940 ACT -- The Investment Company Act of 1940, as amended.

     d. ACCOUNT -- Each and any separate account established by Lincoln and listed on Schedule 1.a to this Agreement, as amended from time to time in accordance with Section 2.e of this Agreement. The phrase "Account supporting the Contracts" or "Account supporting a class of Contracts" shall mean the separate account identified in such Contracts as the separate account to which the Purchase Payments made under such Contracts are allocated and as to which income, gains and losses, whether or not realized, from assets allocated to such separate account, are, in accordance with such Contracts, credited to or charged against such separate account without regard to other income, gains, or losses of Lincoln or any other separate account established by Lincoln.

     e. ASSOCIATED PERSON -- This term as used in this Agreement shall have the meaning assigned to it in the 1934 Act.

     f. BROKER -- An entity registered as a broker-dealer and licensed as a life insurance agent or associated with an entity so licensed in accordance with any applicable SEC no-action letter, and recruited by DELAWARE and subsequently authorized by Lincoln to distribute the Contracts pursuant to a sales agreement with Lincoln entered into in accordance with Section 3 of this Agreement.

     g. CONTRACTS -- The variable annuity contracts or variable life insurance contracts described more specifically on Schedule 1.b to this Agreement, as amended from time to time pursuant to Section 2.e. The term "Contracts" shall include any riders to such contracts and any other contracts offered in connection therewith or any contracts for which such Contracts may be exchanged or converted. The phrase "a class of Contracts" shall mean those variable annuity contracts or variable life insurance contracts, as the case may be, issued on the same policy form or forms and covered by the same Registration Statement, as shown on Schedule 1.b to this Agreement.

     h. DISTRIBUTOR -- The Lincoln National Life Insurance Company, principal underwriter for the Contracts.

     i. FUND -- Any fund or series thereof in which an Account supporting the Contracts invests. (Plural, "Funds")

     j. FUND PROSPECTUS -- At any time while this Agreement is in effect, the prospectus for a Fund most recently filed with the SEC pursuant to Rule 497 under the 1933 Act. (For purposes of Section 11 of this Agreement, however, the term "Fund Prospectus" means any document that is or at any time was a Fund Prospectus within the meaning of this Section l.g.)

     k. FUND REGISTRATION STATEMENT -- At any time while this Agreement is in effect, the currently effective registration statement filed with the SEC under the 1933 Act, or currently effective post-effective amendment thereto, for shares of a Fund. (For purposes of Section 11 of this Agreement, however, the term "Fund Registration Statement" means any document that is or at any time was a Fund Registration Statement within the meaning of this Section 1.f.)

     l.    NASD --  The National Association of Securities Dealers, Inc.

     m. PARTICIPATION AGREEMENT -- An agreement between Lincoln and a Fund relating to the investment of assets of Lincoln separate accounts in such Fund.

     n. PROCEDURES -- The administrative procedures prepared and distributed by Lincoln, as such may be amended or supplemented from time to time, relating to the solicitation, sale and delivery of the Contracts.

     o. PROSPECTUS -- At any time while this Agreement is in effect, the current prospectus most recently filed with the SEC pursuant to Rule 497 of the 1933 Act. (For purposes of Sections 5.a and 11 of this Agreement, however, the term "any Prospectus" means any document that is or at any time was a Prospectus within the meaning of this
           Section 1.d.)

     p. PURCHASE PAYMENT -- A payment made under a Contract by an applicant or purchaser to purchase benefits under the Contract.

     q. REGISTRATION STATEMENT -- At any time while this Agreement is in effect, the pending registration statement filed with the SEC under the 1933 Act, the currently effective registration statement, or currently effective post-effective amendment thereto, as applicable, relating to a class of Contracts, including financial statements included in, and all exhibits to, such registration statement or post-effective amendment. (For purposes of Sections 5.a and 11 of this Agreement, however, the term
           "Registration Statement" means any document that is or at any time was a Registration Statement within the meaning of this Section 1.c.) REGISTRATION STATEMENT -- At any time while this

           Agreement is in effect, the pending registration statement filed with the SEC under the 1933 Act, the currently effective registration statement, or currently effective post-effective amendment thereto, as applicable, relating to a class of Contracts, including financial statements included in, and all exhibits to, such registration statement or post-effective amendment. (For purposes of Sections 5.a and 11 of this Agreement, however, the term
           "Registration Statement" means any document that is or at any time was a Registration Statement within the meaning of this Section 1.c.)

     r. REGULATIONS -- The rules and regulations promulgated by the SEC under the 1933 Act, the 1934 Act and the 1940 Act as in effect at the time this Agreement is executed or thereafter promulgated, and as they may be amended from time to time.

     s. REPRESENTATIVE -- An Associated Person of DELAWARE or a Broker registered with the NASD as a registered representative or principal of DELAWARE or Broker, as the case may be.

     t.   SEC  --  The Securities and Exchange Commission

     u. STATE -- any state or commonwealth of the United States, the District of Columbia or any other territory of the United States.

     v. TERRITORY -- Any State or territory of the United States (including the District of Columbia) where the contracts have been filed and approved for sale by the appropriate regulatory authorities.

     w. WHOLESALER -- Delaware Distributors, L.P., when it performs the functions assigned to it in this agreement (including, but not by way of limitation, those functions set forth in Sections 2, 3 and 4 hereof).

2.   APPOINTMENT AND WHOLESALING DUTIES

a. Lincoln hereby authorizes DELAWARE under applicable securities laws to engage in the activities contemplated in this Agreement relating to the wholesaling of the Contracts for which Lincoln acts as principal underwriter.

b. DELAWARE undertakes to use its best efforts to, contact, recruit, screen, and recommend Brokers in accordance with Section 3 of this Agreement, consistent with market conditions and compliance with its responsibilities under the federal securities laws and NASD rules and regulations.

c. (1) The appointment and authorization of DELAWARE to engage in wholesaling activities pursuant to this Agreement is not exclusive as to the Contracts listed on Schedule 1.b, as amended from time to time in accordance with Section 2.e of this Agreement, and Lincoln may authorize any other person (as principal underwriter or otherwise) to engage in wholesaling or distribution activities with respect to the Contracts or to recruit business firms to engage in wholesaling or distribution activities with respect to the Contracts, including business firms recommended by DELAWARE pursuant to Section 3 of this Agreement, and Lincoln may separately engage in wholesaling and distribution activities relating to the Contracts.

     (2) To the extent that any Contract offers a general account option, Lincoln shall, if required, register that option under the 1933 Act.

     (3) Lincoln shall register each Account with the SEC. The subaccounts of each Account available under the Contracts or a class of Contracts are listed on Schedule 1.a to this Agreement, as amended from time to time in accordance with Section 2.e of this Agreement.

d. Lincoln shall obtain appropriate authorizations, to the extent necessary, whether by registration, qualification, approval or otherwise, for the issuance and sale of the Contracts in each State (provided, however, that it shall be within Lincoln's discretion whether to obtain such authorization in Hawaii, Guam, the U.S. Virgin Islands, Puerto Rico or American Samoa, or for any U.S. military base). From time to time Lincoln shall notify DELAWARE in writing of all States in which each class of Contracts may then lawfully be offered.

e. The parties to this Agreement may amend Schedules 1.a and 1.b to this Agreement from time to time by mutual agreement to reflect changes in or relating to the Contracts and the Accounts and to add new classes of variable annuity contracts and variable life insurance contracts to be issued by Lincoln for which DELAWARE will act as wholesaler. The provisions of this Agreement shall be equally applicable to each such class of Contracts, unless the context otherwise requires. Schedule 9.a to this Agreement may be amended only by mutual agreement of the parties to this Agreement pursuant to Section 9 of this Agreement.

f. The responsibility for selecting, eliminating, and substituting underlying funding options for each Account rests exclusively with Lincoln.

3.   RECRUITMENT OF BROKERS AND RELATED RESPONSIBILITIES

a. Lincoln hereby authorizes DELAWARE to contact, recruit, screen, and recommend to Lincoln business firms appropriate to act as Brokers for the sale of the Contracts, and Delaware agrees to do so. Delaware will use its best efforts, upon diligent inquiry to recruit only brokers which are members in good standing of the NASD, and which are under no legal restriction that would prevent them from selling the Contracts. Lincoln shall have the right to reject any such recommendation, but shall not do so arbitrarily or unreasonably.

b. Lincoln shall have the responsibility for and bear the cost of: (i) executing appropriate sales agreements with the business firms recommended by DELAWARE; and (ii) appointing, with the assistance of DELAWARE (see Paragraph 3 (d) below), such business firms, and/or Associated Persons of such firms, as insurance agents of Lincoln in those States where such business firms and/or Associated Persons possess insurance agent licenses. Neither DELAWARE nor Lincoln shall have responsibility for, or bear the cost of, any registration or licensing of Brokers or any of their Associated Persons with the SEC, NASD or any state insurance governmental or regulatory agency. The costs of appointment shall be borne as provided in Section 9.c hereof. Lincoln shall maintain the appointment records of all agents appointed by Lincoln to distribute the Contracts contemplated by this Agreement.

c. Any sales agreement entered into by Lincoln with a Broker shall provide that:

     (1) The Broker (or an affiliated person duly registered as a broker-dealer with the SEC) shall train, supervise, and be solely responsible for the conduct of, all of its Associated Persons in the proper method of solicitation, sale and delivery of the Contracts for the purpose of complying on a continuous basis with the NASD Conduct Rules and with federal and state securities and insurance law requirements applicable in connection with the offering and sale of the Contracts;

     (2) Purchase Payments shall be made payable to Lincoln and shall be delivered together with all applications and related information in accordance with the Procedures;

     (3) The Broker shall be solely responsible for all compensation paid to its Representatives and all related tax reporting that may be required under applicable law;

     (4) The Broker and its Representatives shall not use, develop or distribute any promotional, sales or advertising material that has not been approved in writing by Lincoln and filed with the appropriate governmental or regulatory agencies; and

     (5) The Broker shall not have authority, on behalf of Lincoln or DELAWARE, to make, alter or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract forfeiture provision; to extend the time of paying any Purchase Payment; to receive any monies or Purchase Payments (except for the sole purpose of forwarding monies or Purchase Payments to Lincoln); or to expend, or contract for the expenditure of, funds of Lincoln or DELAWARE.

d. DELAWARE shall provide assistance to Lincoln in the appointment procedure applicable to Brokers and their Representatives as may be reasonably acceptable to Lincoln.

e. DELAWARE shall train, supervise, and be solely responsible for the conduct of, all of its Associated Persons (but not Brokers or their Representatives unaffiliated with DELAWARE), for the purpose of complying on a continuous basis with the NASD Conduct Rules and with federal securities laws and state securities and insurance laws applicable to the wholesaling activities contemplated in this Agreement. DELAWARE shall be responsible for the maintenance and updating of broker-dealer or agent registrations that they determine to be necessary for themselves and/or their Associated Persons pursuant to any federal or state securities law or state insurance law.

f. Neither DELAWARE nor Lincoln will have any supervisory responsibility (as such supervision is contemplated by the 1934 Act or the NASD's Conduct Rules) with respect to Brokers or their Representatives. Under no circumstances will DELAWARE be responsible for Brokers' or their Representatives' failure to comply with applicable law or the Procedures, except where that failure arises out of the negligence or intentional misfeasance of DELAWARE.

g. DELAWARE shall not have authority on behalf of Lincoln to make, alter or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract forfeiture provision; to extend the time of paying any Purchase Payment; or to receive any monies or Purchase Payments. DELAWARE shall not expend, nor contract for the expenditure of, funds of Lincoln; nor shall DELAWARE possess or exercise any authority on behalf of Lincoln other than that expressly conferred on DELAWARE by this Agreement.

h. DELAWARE shall act as an independent contractor in the performance of its duties and obligations under this Agreement, and nothing contained in this Agreement shall constitute DELAWARE or its respective Associated Persons employees of Lincoln in connection with the wholesaling activities contemplated by this Agreement or otherwise.

i. DELAWARE shall not purchase Contracts from, nor sell Contracts for, Lincoln, nor shall it have any direct or indirect participation in such undertakings, and nothing contained in this Agreement shall constitute DELAWARE a "principal underwriter" of any of the Contracts, as those terms are defined in the 1933, 1934 or 1940 Acts.

j. The Distributor of the Contracts, as the term "Distributor" is customarily used in the variable insurance products industry, shall be Lincoln, and Lincoln shall be identified as such in all sales, promotional, and advertising materials for the Contracts.

4.   MARKETING AND SALES MATERIAL

a. (1) Lincoln and DELAWARE shall cooperate fully in the drafting and design of all promotional, sales and advertising material developed for filing pursuant to Section 4.a (3). However, Lincoln shall have the ultimate responsibility at all stages for approval of all promotional, sales and advertising materials, regardless of who develops them. Such material shall not be used until the necessary NASD clearance has been obtained.

     (2) Lincoln shall have ultimate control over the text and design of any Internet or World Wide Web site(s) developed by DELAWARE for use, in whole or in part, for the distribution of the Contracts. DELAWARE shall guarantee that, without prior authorization in writing from Lincoln, there shall be no hyperlinks or other electronic connections between the Web site(s) described in the preceding sentence and any current or future Web site(s) in use or to be used for or in connection with any other Lincoln products or services.

     (3) a. DELAWARE shall be responsible for filing with the NASD, as required, all promotional, sales and advertising material whether developed by Lincoln or by DELAWARE. Lincoln shall be responsible for filing, as required, all such material (whether developed by Lincoln or DELAWARE) with any other federal or state securities governmental or regulatory agencies, or with any state insurance governmental or regulatory agencies.

     (4) With respect to all promotional, sales and advertising material developed by DELAWARE, Lincoln shall be afforded no less than five business days for review and approval at each iteration of copy and layout.

b. DELAWARE acknowledges that Lincoln shall have the unconditional right to reject, in whole or in part, any application for a Contract. In the event an application is rejected, any Purchase Payment submitted will be returned by or on behalf of Lincoln. Lincoln will notify the Broker/Dealer which submitted the Purchase Payment of such action. In the event that a purchaser exercises the free look right under the Contract, any amount to be refunded as provided in such Contract will be so refunded to the purchaser by or on behalf of Lincoln. Lincoln will notify the Broker/Dealer which solicited the sale of the Contract of such action.

c. Lincoln and DELAWARE shall equally share the costs (other than any borne by a Fund pursuant to the relevant Participation Agreement) for printing all preliminary and definitive Fund and Contract Prospectuses and any supplements thereto.

d. DELAWARE will pay the following expenses contemplated by this Agreement for: (i) the compensation, if any, of its Associated Persons; (ii) expenses associated with the initial and ongoing NASD licensing and training of its Associated Persons involved in the wholesaling activities; (iii) the drafting, design, printing and mailing of all promotional, sales or advertising material for use in connection with the distribution of the Contracts; (iv) expenses associated with telecommunications with Lincoln at the sites of DELAWARE or its Associated Persons, including site installations and purchases, leases or rentals of modems, terminals and other hardware, and lease line telephone charges for their Associated Persons and for all Brokers; (v) continuing education courses sponsored by Delaware for all Brokers and relating to the Contracts; (vi) fees associated with NASD filings; (vii) development and maintenance of DELAWARE's Internet Web sites and related functions; (viii) media advertising and promotion (e.g., broker trade journals); and (ix) any other expenses incurred by DELAWARE or its Associated Persons for the purpose of carrying out the obligations of DELAWARE hereunder.

e. Lincoln will pay all expenses in connection with: (i) the preparation and filing with appropriate governmental or regulatory agencies of the Registration Statement and each preliminary Prospectus and definitive Prospectus; (ii) the preparation and issuance of the Contracts; (iii) any authorization, registration, qualification or approval of the Contracts required under the securities, blue-sky laws or insurance laws of the States; (iv) registration fees for the Contracts payable to the SEC or to any other governmental or regulatory agency except NASD; (v) the mailing of Prospectuses for the Contracts and Fund Prospectuses and any supplements thereto, as required by federal securities laws, and proxy soliciting materials and periodic reports relating to a Fund or the Accounts to Contract owners; (vi) the printing of applications, the Procedures and any other administrative forms utilized in connection with the servicing of the Contracts; (vii) compensation as provided in Section 9 hereof; (viii) the design and maintenance of any product-specific Web site for the contracts, if Lincoln determines that such a Web site is necessary or advisable; and
     (ix) any other expenses related to the distribution of the Contracts except those set forth in Section 4.c of this Agreement and except as provided in
     Section 4.d of this Agreement.

f. Except to the extent for which DELAWARE is responsible under section 6.5 hereof, Lincoln alone shall be responsible for and bear the cost of administration of the Contracts following their issuance, including all Contractowner service and communication activities.

g. Lincoln will confirm to each owner of a Contract, in accordance with Rule 10b-10 under the 1934 Act, its acceptance of Purchase Payments and such other transactions as are required by Rule 10b-10 or administrative interpretations thereunder and in accordance with Release 8389 under the 1934 Act. Except for material which is required by law to accompany these confirmations, nothing shall be included with them that has not been approved in advance by Lincoln and DELAWARE.

5.   REPRESENTATIONS AND WARRANTIES

a. Lincoln represents and warrants to DELAWARE, on the effective date of each Registration Statement for the Contracts (or class of Contracts) and at each time that a Contract is sold and on the date of this Agreement, as follows:

     (1) The Registration Statement has been declared effective by the SEC or has become effective in accordance with the Regulations.

     (2) The Registration Statement and the Prospectus each comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the Regulations, and neither the Registration Statement nor the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; provided, however, that none of the representations and warranties in this Section 5.a(2) shall apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to Lincoln in writing by DELAWARE expressly for use in the Registration Statement.

     (3) Lincoln has not received notice from the SEC with respect to the Registration Statement or the Account supporting the Contracts described in the Registration Statement pursuant to Section 8(e) of the 1940 Act and no stop order under the 1933 Act has been issued and no proceeding therefor has been instituted or threatened by the SEC.

     (4) The accountants who certified the financial statements included in the Registration Statement and Prospectus are independent public accountants as required by the 1933 Act, the 1940 Act and the Regulations.

     (5) The financial statements included in the Registration Statement present fairly the respective financial positions of Lincoln and the Account supporting the Contracts described in the Registration Statement as of the dates indicated; and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

     (6) Subsequent to the respective dates as of which information is given in the Registration Statement or the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, of Lincoln or the Account supporting the Contracts described in the Registration Statement that would cause such information to be materially misleading.

     (7) Lincoln has been duly organized and is validly existing as a corporation in good standing under the laws of Indiana, with full power and authority to own, lease and operate its properties and conduct its business in the manner described in the Prospectus, is duly qualified to transact the business of a life insurance company and is validly existing or in good standing in each State in which the Contracts are or will be offered.

     (8) Each Account supporting the Contracts described in the Registration Statement has been duly authorized and established and is validly existing as an insurance company separate account under the laws of Indiana and is duly registered with the SEC as a unit investment trust under the 1940 Act.

     (9) The form of the Contracts has been (or, before it is offered for sale, will be) approved to the extent required by the Indiana Insurance Commissioner and by the governmental agency responsible for regulating insurance companies in each other State in which the Contracts are offered.

     (10) The execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement have been duly authorized by all necessary corporate action by Lincoln and when so executed and delivered this Agreement will be the valid and binding obligation of Lincoln enforceable in accordance with its terms.

     (11) Lincoln has filed with the SEC all statements and other documents required for registration under the provisions of the 1940 Act and the Regulations thereunder of the Account supporting the Contracts described in the Registration Statement, and such registration has been, or, prior to being offered to the public, will be, effected; there are no agreements or documents required by the 1933 Act, the 1940 Act or the Regulations to be filed with the SEC as exhibits to the Registration Statement, that have not been so filed; and Lincoln has obtained all exemptive or other orders of the SEC necessary to make the public offering and consummate the sale of the Contracts pursuant to this Agreement and to permit the operation of the Account supporting the Contracts described in the Registration Statement, as contemplated in the Prospectus.

     (12) The Contracts have been duly authorized by Lincoln and conform to the descriptions thereof in the Registration Statement and the Prospectus and, when issued as contemplated by the Registration Statement, will constitute legal, validly issued and binding obligations of Lincoln in accordance with their terms.

     b. DELAWARE represents and warrants to Lincoln on the date hereof as follows:

     (1) DELAWARE has been duly organized and is validly existing as a corporation in good standing under the laws of with full power and authority to own, lease and operate its properties and conduct its business as a broker-dealer registered with the SEC and with the securities commission of every State where such registration is required, and is a member in good standing of the NASD.

     (2) DELAWARE has taken all action including, without limitation, those necessary under its limited partnership agreement, by-laws and applicable state law, necessary to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereunder.

     (3) DELAWARE is and during the term of this Agreement shall remain duly registered as a broker-dealer under the 1934 Act, a member in good standing with the NASD, and duly registered as a broker-dealer under applicable state securities laws.

6.   ADDITIONAL RESPONSIBILITIES OF LINCOLN

a.   Lincoln shall:

     (1) maintain the registration of the Contracts with the SEC and any state securities commissions of any State where the securities or blue-sky laws of such State require registration of the Contracts, including without limitation using its best efforts to prevent a stop order from being issued or if a stop order has been issued using its best efforts to cause such stop order to be withdrawn;

     (2) maintain the approval or other authorization of the Contract forms where required under the insurance laws and regulations of each State (provided, however, that it shall be within Lincoln's discretion whether to obtain such approval or authorization in Hawaii, Guam, the U.S. Virgin Islands, Puerto Rico, and American Samoa);

     (3) keep such registration, approval and authorization in effect thereafter so long as the Contracts are outstanding; and

     (4) build, maintain and pay for the illustration and asset allocation software programs for the Contracts.

b. During the term of this Agreement, Lincoln shall take all action required to cause each class of Contracts to comply, and to continue to comply, as annuity contracts or life insurance contracts, as the case may be, and to cause the Registration Statement and the Prospectus for each class of Contracts to comply, and to continue to comply, with all applicable federal laws and regulations and all applicable laws and regulations of each State.

c. Lincoln, during the term of this Agreement, shall notify DELAWARE immediately:

     (1) When each Registration Statement (or amendment or supplement to it) has become effective;

     (2) Of the initiation of any legal proceeding commenced by any regulatory body or by any third party alleging that any material statement made in a Registration Statement or a Prospectus is untrue in any material respect or results in a material omission in a Registration Statement or a Prospectus;

     (3) Of the issuance by the SEC of any stop order with respect to a Registration Statement or any amendment thereto; or the initiation of any proceedings for that purpose or for any other purpose relating to the registration and/or offering of the Contracts (or class of Contracts);

     (4) Of all those States in which registration of the Contracts (or class of Contracts) is required under the securities or blue-sky laws, and the date on which such registrations have become effective.

d. Lincoln shall furnish to DELAWARE without charge, promptly after filing, one copy of each Registration Statement as originally filed, including financial statements and all exhibits (including exhibits incorporated therein by reference).

e. Lincoln shall file in a timely manner all reports, statements and amendments required to be filed by or for each Account or class of Contracts under the 1933 Act and/or the 1940 Act or the Regulations.

f. Lincoln shall provide DELAWARE access to such records, officers and employees of Lincoln and of each Account at reasonable times as is necessary to enable DELAWARE to fulfill its obligations under the federal securities laws, Regulations and NASD rules.

6.5   ADDITIONAL RESPONSIBILITIES OF DELAWARE

DELAWARE shall:

a. assist Lincoln with certain administrative activities relating to the Contracts, to the extent agreed upon from time to time by Lincoln and DELAWARE.

b. provide Lincoln access to such of its records, officers and employees at reasonable times as is necessary to enable Lincoln to fulfill its obligations under the federal securities laws, Regulations and NASD rules.

7.   INTELLECTUAL PROPERTY RIGHTS OF DELAWARE AND LINCOLN
The intellectual property rights of the parties are set forth in Exhibits B and C of this Agreement, which are hereby incorporated herein by this reference.

8. RECORDS. Lincoln and DELAWARE each shall maintain such accounts, books and other documents as are required to be maintained by each of them by applicable laws and regulations and shall preserve such accounts, books and other documents for the periods prescribed by such laws and regulations. The accounts, books and records of Lincoln, the Account and DELAWARE as to all transactions hereunder shall be maintained so as to clearly and accurately disclose the nature and details of the transactions, including such accounting information as necessary to support the reasonableness of the amounts paid by Lincoln hereunder. Each party shall have the right to inspect and audit such accounts, books and records of the other party during normal business hours upon reasonable written notice to the other party. Each party shall keep confidential all information obtained pursuant to such an inspection or audit, and shall disclose such information to third parties only upon receipt of written authorization from the other party, except as required under compulsion of law.

9.   COMPENSATION

a. BASIS. (1) Lincoln shall compensate DELAWARE for sales of the Contracts by the Brokers pursuant to Schedule 9.a to this Agreement, as such Schedule may be amended from time to time upon mutual agreement of the parties to this Agreement. Such compensation shall be based on Purchase Payments received and accepted by Lincoln for all Contracts issued on applications obtained by the Brokers or any of their respective Representatives.
     Lincoln will pay compensation due DELAWARE in accordance with the procedures set forth on Schedule 9.a. The compensation provided for in this
     Section 9
     shall cease after the termination date of the Agreement.

     (2) If Lincoln informs DELAWARE that any State by insurance rule, regulation or statute, prohibits any payment of compensation by Lincoln to a class of business entities including DELAWARE, DELAWARE shall designate in writing a business entity or natural person, including an insurance agency affiliate of DELAWARE meeting the requirements of such State, to receive any amounts that may otherwise be payable to DELAWARE hereunder, and Lincoln shall have the right to rely upon the legality of all such designations. DELAWARE may change such designation from time to time, upon prior written notice to Lincoln. Any payments made by Lincoln to any person or entity so designated by DELAWARE shall discharge Lincoln's liability to DELAWARE hereunder.

     (3) If a purchaser rescinds a Contract or exercises a right to surrender a contract for return of all Purchase Payments, DELAWARE will repay to Lincoln, on demand, the amount of any compensation it received on the Purchase Payments returned.

b. INDEBTEDNESS. Nothing in this Agreement shall be construed as giving DELAWARE the right to incur any indebtedness on behalf of Lincoln.

c.   APPOINTMENT FEES. TO BE DETERMINED.

d. REPORTING. DELAWARE shall be responsible for all tax reporting information that DELAWARE is required to provide under applicable tax law to its Associated Persons with respect to the Contracts. Nothing contained in this Agreement or any sales agreement with a Broker is to be construed to require DELAWARE to provide any tax reporting information directly or indirectly to any unaffiliated Broker or its Representatives.

10.  INVESTIGATION AND PROCEEDINGS

a. Lincoln and DELAWARE will cooperate fully in any securities or insurance governmental or regulatory investigation or proceeding or judicial proceeding arising in connection with the offering, sale or distribution of the Contracts for which DELAWARE acts as wholesaler pursuant to this Agreement. Without limiting the foregoing, DELAWARE agrees to notify Lincoln promptly of any customer complaint or notice of any governmental or regulatory investigation or proceeding or judicial proceeding, relating to the Contracts, received by DELAWARE and involving Lincoln, DELAWARE or any of their respective Associated Persons or that may affect Lincoln's issuance of any Contract for which DELAWARE acts as wholesaler pursuant to this Agreement.

b. In the case of a substantive customer complaint DELAWARE will provide Lincoln with all available information and will cooperate generally in Lincoln's investigation of the complaint.

11.   INDEMNIFICATION.

a. Lincoln shall indemnify and hold harmless DELAWARE and any officer, director, employee or agent of DELAWARE, against any and all losses, claims, damages or liabilities (including reasonable investigative, and legal expenses incurred in connection with any action, suit or proceeding, or any amount paid in settlement thereof with the prior approval of Lincoln), to which DELAWARE and/or such person may become subject, under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

     (1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, Blue Sky application or other document executed by Lincoln specifically for the purpose of qualifying any or all of the Contracts for sale under the securities laws of the United States or any State; promotional, sales or advertising material for the Contracts; or the Contracts themselves (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such untrue statement or omission or such alleged untrue statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to Lincoln by DELAWARE

     (2) arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact by or on behalf of Lincoln (other than statements or representations contained in any Fund Registration Statement, Fund Prospectus or promotional, sales or advertising material of a Fund that were not supplied by Lincoln or by persons under its control) or the gross negligence or intentional misconduct of Lincoln or persons under its control with respect to the sale or distribution of the Contracts; or

     (3) result because of the terms of any Contract or because of any material breach by Lincoln of any terms of this Agreement or of any Contract or that proximately result from any activities of Lincoln's officers, directors, employees or agents or their failure to take action in connection with the sale of a Contract, to the extent of Lincoln's obligations under this Agreement or otherwise, or the processing or administration of the Contracts. This indemnification obligation will be in addition to any liability that Lincoln may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this Section 11.a if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

b. DELAWARE shall indemnify and hold harmless Lincoln and any officer, director, employee or agent of Lincoln, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Lincoln and/or any such person may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon:

     (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or blue-sky application or other document executed by Lincoln specifically for the purposes of qualifying any or all of the Contracts for sale under the securities law of any State (or any amendment or supplement to the foregoing), or omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to Lincoln by DELAWARE specifically for use in the preparation of any such Registration Statement, Prospectus, such blue-sky application or other document (or any such amendment or supplement thereto); or

     (2) any use of promotional, sales or advertising material for the Contracts not authorized by Lincoln pursuant to Section 4.a(2) of this Agreement or any verbal or written misrepresentations or any unlawful sales practices concerning the Contracts by DELAWARE under federal securities laws or NASD regulations (but not including state insurance laws, compliance with which is a responsibility of Lincoln under this Agreement or otherwise); or

     (3) claims by agents, representatives or employees of DELAWARE for commissions or other compensation or remuneration of any type; or

     (4) any material breach by DELAWARE of any provision of this Agreement. This indemnification obligation will be in addition to any liability that DELAWARE may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this Section 11.b if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

c. After receipt by a party entitled to indemnification ("indemnified party") under this Section 11 of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this Section 11 ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this Section 11, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

d. The indemnification provisions contained in this Section 11 shall remain operative in full force and effect, regardless of (i) any investigation made by or on behalf of Lincoln or by or on behalf of any controlling person thereof, (ii) delivery of any Contracts and Purchase Payments therefor, or (iii) any termination of this Agreement. A successor by law of DELAWARE or Lincoln, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 11.

12.   TERMINATION

a. This Agreement may be terminated at the option of any party upon 90 calendar days' advance written notice to the other party;

b. This Agreement shall terminate automatically if it is assigned; provided, however, that a transaction will not be deemed an assignment if it does not result in a change of actual control or management of a party. This Agreement may be terminated at the option of one party upon the other party's material breach of any provision of this Agreement.

c. Upon termination of this Agreement all authorizations, rights and obligations shall cease except: (i) the obligation to settle accounts hereunder, including incurred compensation; and (ii) the provisions contained in Sections 7 and 11 of this Agreement, except that Section 11 shall survive only for acts which occurred prior to termination.

13. RIGHTS, REMEDIES, ETC, ARE CUMULATIVE. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws. Failure of one party to insist upon strict compliance by the other party with any of the conditions of this Agreement in any one instance shall not be construed as a waiver of any of the conditions for any subsequent instance, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

14.   NOTICES. All notices hereunder are to be in writing and shall be given,

if to Lincoln, to:


if to DELAWARE:


Daniel J. O'Brien
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103


Any party may specify another address in writing. Each such notice to a party shall be hand-delivered; or transmitted by postage prepaid registered or certified United States mail, with return receipt requested; or sent by an overnight courier service; or sent by facsimile or similar electronic means of delivery (with confirming copy by first class postage pre-paid U.S. mail.) Notices shall be effective upon receipt.

15. INTERPRETATION, JURISDICTION, ETC. This Agreement constitutes the whole agreement between the parties to this Agreement relating to the wholesaling activities contemplated in this Agreement, and supersedes all prior oral or written negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. The parties acknowledge that Lincoln and the Funds have entered into Participation Agreements and that it may be necessary to construe the terms of such Participation Agreements and this Agreement together. This Agreement shall be construed and the provisions of this Agreement interpreted under and in accordance with the internal laws of the State of Indiana without giving effect to principles of conflict of laws.

16. HEADINGS. The headings in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

18. SEVERABILITY. This is a severable agreement and in the event that any part or parts of this Agreement shall be held to be unenforceable to its or their full extent, then it is the intention of the parties to this Agreement that such part or parts shall be enforced to the extent permitted under the law, and, in any event, that all other parts of this Agreement shall remain valid and duly enforceable as if the unenforceable part or parts had never been a part of this
Agreement.19.   REGULATION. This Agreement shall be subject to all applicable provisions of state law and to the 1933 Act; 1934 Act; 1940 Act; and the Regulations and the rules and regulations of the NASD, from time to time in effect; including such exemptions from the 1940 Act as the SEC may grant. The terms of this Agreement shall be interpreted and construed in accordance therewith. Without limiting the generality of the foregoing, the term "assigned" shall not include any transaction exempted from Section 15(b)(2) of the 1940 Act.

     IN WITNESS WHEREOF, each party hereto represents that the officer signing this Agreement on the party's behalf is duly authorized to execute this Agreement; and each party has caused this Agreement to be duly executed by such authorized officer as of the date first set forth above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:
   -------------------------------
Name:
Title:

DELAWARE DISTRIBUTORS, INC.
as General Partner and on behalf
of DELAWARE DISTRIBUTORS, L.P.


By:
   -------------------------------

Name:
Title:

                                  Schedule 1.a

                          Separate Account Subaccounts
                         Available under the Contracts

                         Effective ___________ __, 1998

NAME OF SEPARATE ACCOUNT           SUBACCOUNTS

                                  Schedule 1.b

                   Contracts Subject to Wholesaling Agreement

                       Effective ______________ __, 1998

                                    SEC
   MARKETING            POLICY      REGISTRATION    NAME OF
NAME OF CONTRACT       FORM NO.     NO.             SEPARATE ACCOUNT
----------------       --------     ------------    ----------------

                                  SCHEDULE 9.a
                             COMPENSATION SCHEDULE
                         EFFECTIVE __________ __, 1998




COMPENSATION PAYABLE BY LINCOLN TO DELAWARE FOR WHOLESALING ACTIVITY


All initial and subsequent    ____%
Purchase Payments received
and accepted by Lincoln, while this Agreement remains in force.

Compensation will be paid to DELAWARE according to then current Lincoln practice, but no less frequently than weekly.

                          Exhibit A (DISCUSSION DRAFT)
          DELAWARE-LINCOLN CHOICEPLUS DISTRIBUTION OF RESPONSIBILITIES


-----------------------------------------------------------------------------------------------------------------------------------
 TASK                                                         Delaware is  Lincoln is    Delaware   Lincoln  Delaware    Lincoln
                                                              the Driver   the Driver    Pays       Pays     Maintains   Maintains
-----------------------------------------------------------------------------------------------------------------------------------
 PROSPECTUS RELATED:
-----------------------------------------------------------------------------------------------------------------------------------
 Prepare Initial Registration Statement
-----------------------------------------------------------------------------------------------------------------------------------
 File Initial registration Statement
-----------------------------------------------------------------------------------------------------------------------------------
 Prepare Initial Prospectus cover page
-----------------------------------------------------------------------------------------------------------------------------------
 Printing Initial Prospectus Cover Page
-----------------------------------------------------------------------------------------------------------------------------------
 Prepare Initial Product Prospectus & SAI
 Printing of Initial Product Prospectus & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution of Initial Product Prospectus & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 Prepare Initial Mutual Fund Prospectuses & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 Printing of initial Mutual Fund Prospectuses & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution of Initial Mutual fund Prospectuses & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 File & Obtain California Certificate of Authority Approval
-----------------------------------------------------------------------------------------------------------------------------------
 prepare On-going Registration Statements
-----------------------------------------------------------------------------------------------------------------------------------
 File On-going Registration Statements
-----------------------------------------------------------------------------------------------------------------------------------
 Prepare On-going Prospectus Cover Page
-----------------------------------------------------------------------------------------------------------------------------------
 Printing On-going Prospectus Cover Page
-----------------------------------------------------------------------------------------------------------------------------------
 Prepare On-going Product Prospectus & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 Printing On-going Product Prospectus & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution of On-going Product Prospectuses & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 Prepare On-going Product Mutual Fund Prospectuses & SAI
-----------------------------------------------------------------------------------------------------------------------------------
 Printing of On-going Mutual Fund Prospectuses & SAI
 Prepare Proxy
-----------------------------------------------------------------------------------------------------------------------------------
 Printing of Proxy
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution of Proxy
-----------------------------------------------------------------------------------------------------------------------------------
 CONTRACT AND APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
 Prepare & file the Contract with the States and Obtain
 Approval
-----------------------------------------------------------------------------------------------------------------------------------
 Printing and Mailing of the Contracts
-----------------------------------------------------------------------------------------------------------------------------------
 Delivery of the contracts
-----------------------------------------------------------------------------------------------------------------------------------
 Develop the Application
-----------------------------------------------------------------------------------------------------------------------------------
 File and Print the Application
-----------------------------------------------------------------------------------------------------------------------------------
 SEMI-ANNUAL AND ANNUAL REPORTS:
-----------------------------------------------------------------------------------------------------------------------------------
 Preparation of Semi-Annual & Annual Reports
-----------------------------------------------------------------------------------------------------------------------------------
 printing of Semi-Annual & Annual Reports
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution of Semi-Annual & annual Reports
-----------------------------------------------------------------------------------------------------------------------------------
 Letters and Fund Managers Comments (annuals & semi-annuals)
-----------------------------------------------------------------------------------------------------------------------------------
 QUARTERLY PERFORMANCE REPORTS (PROFILE BOOK):
-----------------------------------------------------------------------------------------------------------------------------------
 Size Definition
-----------------------------------------------------------------------------------------------------------------------------------
 Layout
-----------------------------------------------------------------------------------------------------------------------------------
 General Copy (not product related)
-----------------------------------------------------------------------------------------------------------------------------------
 Fund/Manager Page Layout
-----------------------------------------------------------------------------------------------------------------------------------
 SMR, Compliance and NASD Approvals
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
 Management Approval
-----------------------------------------------------------------------------------------------------------------------------------
 Request Data from Fund Managers
-----------------------------------------------------------------------------------------------------------------------------------
 Re-State Data
-----------------------------------------------------------------------------------------------------------------------------------
 Input Adjusted Data into Page Layout Format
-----------------------------------------------------------------------------------------------------------------------------------
 Final Approval of Quarterly Performance Report (Profile Book)
-----------------------------------------------------------------------------------------------------------------------------------
 Printing of Quarterly Performance Report (Profile Book)
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution of Quarterly Performance Report (Profile Book)
-----------------------------------------------------------------------------------------------------------------------------------
 MONTHLY PERFORMANCE REPORTS:
-----------------------------------------------------------------------------------------------------------------------------------
 Layout
-----------------------------------------------------------------------------------------------------------------------------------
 General Copy
-----------------------------------------------------------------------------------------------------------------------------------
 SMR & Compliance Approvals
-----------------------------------------------------------------------------------------------------------------------------------
 management Approval
-----------------------------------------------------------------------------------------------------------------------------------
 Obtain Data from Fund Managers
-----------------------------------------------------------------------------------------------------------------------------------
 Re-State Data
-----------------------------------------------------------------------------------------------------------------------------------
 Input Adjusted Data into Page Layout format
-----------------------------------------------------------------------------------------------------------------------------------
 Final Approval of Monthly Performance Report
-----------------------------------------------------------------------------------------------------------------------------------
 Printing of Monthly Performance Report
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution of Monthly Performance Report
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit B

                     INTELLECTUAL PROPERTY RIGHTS OF DELAWARE

DELAWARE. Delaware Management Holdings, Inc. owns all right, title and interest, including the good will associated therewith, in and to the marks DELAWARE, DELAWARE GROUP, DELAWARE INVESTMENTS and DELAWARE GROUP PREMIUM FUND, which may be used in connection with one or more of the underlying investment mediums for the Contracts, and in and to the name DELAWARE in whatever manner used in connection with the performance of this Agreement (such marks are hereinafter referred to as "Delaware Licensed Marks"). Delaware Management Holdings, Inc. has granted to DELAWARE the right and license to use the Delaware Licensed Marks and the right to sub-license others. DELAWARE hereby grants to Lincoln a non-exclusive right and limited license to use the Delaware Licensed Marks in connection with the Contracts and Lincoln's performance of the services as set forth under this Agreement.

          (1)   TERM. The grant of limited license as specified in this
Section 7.b shall terminate with respect to a Delaware Licensed Mark on the earlier of the following events: (A) a change of name of such Delaware Licensed Mark to a name that does not include the term "Delaware": or (B) solely at the option of DELAWARE, and respecting only new business, upon a termination of this Agreement. In all other cases the grant of limited license as specified in this Section 7.b shall survive the termination of the Agreement. Upon termination of the grant of limited license, Lincoln shall, within a reasonable time, cease to issue new Contracts or to use or disseminate any promotional, sales or advertising material relating to the Contracts under such Delaware Licensed Mark, and shall likewise cease any new business activity that suggests that it has any right under such Delaware Licensed Mark or that it has any association with DELAWARE in connection with any such Contracts with respect to such Delaware Licensed Mark.

          (2) PRE-RELEASE APPROVAL OF TRADEMARK-BEARING MATERIALS. (a) Lincoln agrees that it will display the Delaware Licensed Marks only in such form and manner as are specifically approved by DELAWARE and that it will cause them to appear on all promotional, sales or advertising material used in connection with the Contracts or related services with such legends, markings and notices as DELAWARE may request in order to give appropriate notice of service mark registration when effected. All such materials will be submitted by Lincoln to Delaware for the purpose of service mark reviews at least ten business days before their intended use by Lincoln . DELAWARE shall have ten business days from the date of mailing of this material to request modification. If DELAWARE makes no such request, the service mark presentation in the materials as submitted will be deemed approved by DELAWARE. (As indicated in Section 4 (a) (1), Lincoln retains ultimate responsibility for approval of the materials as a whole.)

(b) During the term of this grant of limited license, DELAWARE may request that Lincoln submit samples of any material bearing any of the Delaware Licensed Marks that were previously approved by DELAWARE but, due to changed circumstances, DELAWARE may wish to reconsider, or that were not previously approved in the manner set forth above. If, on reconsideration or on initial review, respectively, any such sample fails to meet with the written approval of DELAWARE, then Lincoln shall immediately cease using or disseminating such disapproved material. Lincoln shall obtain the prior written approval of DELAWARE for the use of any new material developed to replace the disapproved material, in the manner set forth above. All costs associated with any such reconsideration will be borne by DELAWARE.

          (3)   ASSIGNMENT.   This limited license is personal to Lincoln and
may not be assigned without the prior written consent of DELAWARE.

          (4) BREACH. If Lincoln shall violate or fail to perform any of its obligations under this limited license, DELAWARE shall have the right to terminate this limited license upon 120 days written notice, and such notice of termination shall become effective unless Lincoln shall completely remedy the default within such 120-day period. Termination of the license under the provisions of this paragraph shall be without prejudice to any other rights that DELAWARE may have against Lincoln.

          (5) DELAWARE'S RIGHTS. All rights in the Delaware Licensed Marks other than those specifically granted herein are reserved by DELAWARE for its own use and benefit. Upon the termination of this limited license, for any reason whatsoever, all rights in the Delaware Licensed Marks and any service mark registrations pertaining thereto shall automatically revert to DELAWARE. Lincoln shall at any time, whether during or after the term of this limited license, execute any documents reasonably required by DELAWARE to confirm DELAWARE's ownership of all such rights.

                                    Exhibit C

                     INTELLECTUAL PROPERTY RIGHTS OF LINCOLN